LIST OF SUBSIDIARIES

NAME (1)                                                                                     JURISDICTION
--------                                                                                     ------------

CIHC, Incorporated                                                                          Delaware
   American Life Holdings, Inc.                                                             Delaware
     American Life Holding Company                                                          Delaware
       American Life and Casualty Insurance Company                                         Illinois
         Vulcan Life Insurance Company (2)                                                  Alabama
       American Life and Casualty Marketing Division Co.                                    Iowa
   Wabash Life Insurance Company                                                            Kentucky
     Philadelphia Life Insurance Company                                                    Pennsylvania
       Lamar Life Insurance Company                                                         Mississippi
     Conseco Life Insurance Company                                                         Indiana
   Providential Life Insurance Company                                                      Arkansas
   Colonial Penn Life Insurance Company                                                     Pennsylvania
   Capitol American Financial Corporation                                                   Ohio
     Capitol American Life Insurance Company                                                Arizona
       Frontier National Life Insurance Company                                             Ohio
       Capitol National Life Insurance Company                                              Ohio
   Pioneer Financial Services, Inc.                                                         Delaware
       Pioneer Life Insurance Company                                                       Illinois
         Health and Life Insurance Company of America                                       Illinois
         Manhattan National Life Insurance Company                                          Illinois
           Connecticut National Life Insurance Company                                      Illinois
       United Group Holdings, Inc.                                                          Nevada
         National Group Life Insurance Company                                              Illinois
         Continental Life and Accident Company                                              Illinois
   Bankers Life Insurance Company of Illinois                                               Illinois
       Bankers Life and Casualty Company                                                    Illinois
         Certified Life Insurance Company                                                   Illinois
   Conseco Financial Services, Inc.                                                         Pennsylvania
   Jefferson National Life Insurance Company of Texas                                       Texas
       Beneficial Standard Life Insurance Company                                           California
       Great American Reserve Insurance Company                                             Texas
       American Travellers Life Insurance Company                                           Pennsylvania
         Continental Life Insurance Company                                                 Texas
         United General Life Insurance Company                                              Texas
         Conseco Life Insurance Company of New York                                         New York
   Bankers National Life Insurance Company                                                  Texas
       National Fidelity Life Insurance Company                                             Missouri
   CNC Entertainment Nevada, Inc.                                                           Nevada
   Conseco Services, L.L.C.                                                                 Indiana
       Conseco Marketing, L.L.C.                                                            Indiana
Conseco Private Capital Group, Inc.                                                         Indiana
Conseco Equity Sales, Inc.                                                                  Texas
Lincoln American Life Insurance Company                                                     Tennessee
Conseco Global Investments, Inc.                                                            Delaware
CNC Real Estate, Inc.                                                                       Delaware
Conseco Entertainment, Inc.                                                                 Indiana
   Conseco Entertainment, L.L.C.                                                            Indiana
Marketing Distribution Systems Consulting Group, Inc.                                       Delaware
Conseco Risk Management, Inc.                                                               Indiana
   Wells & Company, Inc.                                                                    Indiana
     Wellsco, Inc.                                                                          Indiana
Conseco Mortgage Capital, Inc.                                                              Delaware
Conseco Capital Management, Inc                                                             Delaware
Washington National Corporation                                                             Delaware
   Washington National Financial Services, Inc.                                             Illinois
   Washington National Insurance Company                                                    Illinois



     Washington National Development Company                                                Delaware
     United Presidential Corporation                                                        Indiana
       United Presidential Life Insurance Company                                           Indiana

(1) Except otherwise indicated, each company is a direct or indirect wholly owned subsidiary of the indicated parent.

(2) American Life and Casualty Insurance Company owns 98 percent of Vulcan Life Insurance Company.

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